Exhibit 99.1

May 15, 2026
Star Equity Holdings, Inc. Declares Cash Dividend of $0.25 Per Share of 10% Series A Cumulative Perpetual Preferred Stock

OLD GREENWICH, Conn., May 15, 2026 (GLOBE NEWSWIRE) -- Star Equity Holdings, Inc. (Nasdaq: STRR and STRRP) ("Star" or the "Company"), a diversified holding company, announced today that its Board of Directors declared a cash dividend to holders of the Company’s 10% Series A Cumulative Perpetual Preferred Stock of $0.25 per share. The record date for this dividend is June 1, 2026, and the payment date is June 10, 2026.

About Star Equity Holdings, Inc.
Star Equity Holdings, Inc. is a diversified holding company that seeks to build long-term shareholder value by acquiring, managing, and growing businesses with strong fundamentals and market opportunities. Its current structure comprises four divisions: Building Solutions, Business Services, Energy Services, and Investments. For more information visit www.starequity.com.

On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. (“Star Operating”, formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the “Merger Agreement”), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the “Merger”), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbols on Nasdaq to STRR and STRRP.

Building Solutions
The Building Solutions division operates in three specialties: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Business Services
The Business Services division provides flexible and scalable recruitment solutions to a global clientele, servicing organizations at all levels, from entry-level positions to the C-suite. The division focuses on mid-market and enterprise organizations worldwide, partnering consultatively with talent acquisition, HR, and procurement leaders to build diverse, high-impact teams and drive business success.

Energy Services
The Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments
The Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

For more information contact:
The Equity Group
Lena Cati
Senior Vice President
212-836-9611
lcati@theequitygroup.com

Forward-Looking Statements
This press release contains statements that the Company believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) changes in the cost and availability of commodities, materials, and equipment, (3) risks related to providing uninterrupted service to clients, (4) the ability of clients to terminate their relationship with the Company at any time, (5) risks associated with real estate ownership, (6) the Company’s ability to successfully achieve its strategic initiatives, (7) risks related to fluctuations in the Company’s operating results from quarter to quarter, (8) risks related to potential acquisitions or dispositions of businesses by the Company, (9) our profitability and growth being tied to the success of our operating businesses, (10) risks associated with our financial investments in other businesses, (11) our ability to improve existing products and services and develop, introduce, and market new products and services successfully, (12) the loss of or material reduction in our business with any of the Company’s largest customers, (13) competition in the Company’s markets, (14) risks related to potential decreases in demand for products, (15) our ability to maintain costs at an acceptable level, (16) the negative cash flows and operating losses that may recur in the future, (17) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (18) risks relating to how future credit facilities may affect or restrict our operating flexibility, (19) our ability to generate or borrow sufficient cash to make payments on our indebtedness, (20) risks related to indebtedness, (21) risks associated with the Company’s investment strategy, (22) the Company’s dependence on key management personnel, (23) the Company’s ability to attract and retain highly skilled professionals,management, and advisors, (24) the Company’s ability to collect accounts receivable, (25) the Company’s exposure to legal proceedings, investigations and disputes, and limits on related insurance coverage, (26) the Company’s ability to utilize net operating loss carryforwards, (27) the potential for goodwill impairment, (28) volatility of the Company’s stock price, (29) risks related to our historically low trading volume, (30) risks related to securities or industry analysts, (31) the Company’s ability to declare dividends, (32) risks associated with failure to pay dividends on our Series A Preferred Stock, (33) our history of annual net losses, (34) risks related to our international operations, (35) risks related to compliance with federal and state laws, regulations, and other rules, (36) our exposure to employment-related claims, legal liability, and costs from clients, employees, and regulatory authorities, (37) risks related to the imposition of licensing or tax requirements or new regulations, (38) the effect of Anti-takeover provisions in our organizational documents, (39) the effect of the protective amendment contained in our Restated Certificate of Incorporation, (40) the impact of our stockholder rights plan, or “poison pill,” on stockholder decision making, (41) risks related to our scaled disclosure requirements as a smaller reporting company, (42) the Company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (43) the adverse impacts of cybersecurity threats and attacks, and (44) risks related to the use of new and evolving technologies, and (45) those risks set forth in “Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.” The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this press release. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations. These forwardlooking statements speak only as of the date of this press release. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.